Exhibit 10.119

AMENDMENT
to the
PROVIDER SERVICES AGREEMENT
between
FOUNDATION HEALTH SYSTEMS AFFILIATES
and
PROSPECT MEDICAL GROUP

The Provider Services Agreement (“Agreement”), dated January 1, 1998, between Prospect Medical Group (“PPG”) and Foundation Health Systems Affiliate(s) (“FHS”) is hereby amended effective July 1, 2000.

FHS and PPG hereby agree to amend the Agreement as follows:

1.       Addendum B Section B 1.1, STANDARD HMO Professional Capitation Rates.  Capitation Rates, is deleted in its entirety effective July 1, 2000 and replaced as follows:

B.                                    STANDARD HMO.

1.                                      Professional Capitation Rates.

1.1                               Capitation Rates.  PPG Capitation for Standard HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Capitation
$ *** PMPM

2.       Addendum B, Section B.3.1 STANDARD HMO, Shared Risk Budget is deleted in its entirety effective January 1, 2001 and replaced as follows:

3.1                               Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Shared Risk Budget Rates Effective January 1, 2001
$ *** PMPM

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

3.       Addendum B, Section C 1.1, SMALL GROUP.  Professional Capitation Rates.  Capitation Rates, is deleted in its entirety effective July 1, 2000 and replaced as follows:

C.                                    SMALL GROUP HMO.

1.                                      Professional Capitation Rates.

Small Group HMO Capitation
$ *** PMPM

4.       Addendum B, Section C.3 SMALL GROUP HMO, Shared Risk Budget is deleted in its entirety January 1, 2001 and replaced as follows:

3.                                      Shared Risk Budget HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Small Group HMO Shared Risk Budget Rates Effective January 1, 2001
$ *** PMPM

?                  Addendum C MEDICARE HEALTH MAINTENANCE ORGANIZATION (HMO) AND MEDICARE POINT OF SERVICE (POS) BENEFIT PROGRAMS Section A DEFINITIONS item A HCFA is deleted in its entirety and replaced as follows: amended to add the following new Section F.

1.                                      Health Care Financing Administration (HCFA) means the agency within the Department of Health and Human Services that administers the Medicare Program.

7)              Addendum C MEDICARE HEALTH MAINTENANCE ORGANIZATION (HMO) AND MEDICARE POINT OF SERVICE (POS) BENEFIT is amended to add the following new Section F.

? HCFA REQUIRED LANGUAGE

I                    DEFINITIONS

? 1.                              Downstream Providers means a health care provider who or which is contracted with Provider to render services to Members.

? 2.                              Member means an individual who has enrolled in or elected coverage in Health Net Seniority Plus, an M+C Organization.

V. DELEGATION

Provider agrees:

5.1           To maintain delegated functions consistent with Health Net’s requirements and compliant with M+C’s regulations and Health Net’s policy and procedures as set forth in the Health Net Seniority Plus Participating Provider Group Operations Manual.

5.2           To comply with any applicable delegation requirements between Health Net and Provider.

VI. PAYMENT AND FEDERAL FUNDS

Provider agrees:

6.1           To include specific payment and incentive arrangements in agreements with all Downstream Providers.

6.2           To pay claims promptly according to HCFA standards and comply with all payment provisions of state and federal law.  HCFA requires non-contracted provider claims to be paid within thirty (30) days of receipt and contracted provider claims to be paid within sixty (60) days of receipt.

6.3           That Members health services are being paid for with Federal funds, and as such, payments for such services are subject to laws applicable to individuals or entities receiving Federal funds.

VII. REPORTING AND DISCLOSURE

Provider agrees:

7.1           To submit to Health Net all data, including medical records, necessary to characterize the content and purpose of each encounter with Member.

7.2           To submit and certify the completeness and truthfulness of all encounter data.

VIII. QUALITY ASSURANCE / QUALITY IMPROVEMENT

Provider Agrees:

8.1           To cooperate with an independent quality review and improvement organization’s activities pertaining to provision of services for Members.

8.2           To comply with Health Net’s medical policy, quality assurance program, and medical management program.

IX. COMPLIANCE

Provider agrees:

9.1           That Provider must notify any contracting healthcare provider being terminated, in writing, of the reason(s) for denial, suspension or termination determinations.

9.2           To provide Health Net with at least sixty (60) days written notice before terminating an agreement without cause.

9.3           To meet the requirements of all other laws and regulation, including Title VI of the Civil Rights Act of 1964, the Age Discrimination Act of 1975, the Americans with Disabilities Act, and all other laws applicable to recipients of Federal funds.

9.4           To comply with all applicable Health Net procedures and Health Net Seniority Plus Participating Provider Group Operations Manual including, but not limited to, the accountability provisions.

9.5           To comply with and require that all Downstream Providers comply with applicable state and Federal laws and regulations, including Medicare laws and regulations and HCFA instructions.

9.6           To not employ or contract with individuals excluded from participation in Medicare under Section 1128 or 1128A of the Social Security Act.

9.7           To adhere to Medicare’s appeals, expedited appeals and expedited review procedures for Health Net Members, including gathering and forwarding information on appeals to Health Net, as necessary.

X. PRIVATE FEE FOR SERVICE

Provider agrees:

10.1.        That contracts with private Fee-for-Service providers must specify uniform Fee-for-Service payment rates.

10.2.        That Provider cannot charge more than cost sharing and balanced billing amounts permitted under the applicable Health Net plan.  Health Net must specify cost sharing amounts, and balance billing may not exceed *** of uniform payment rate.

XI. ADOPTION OF MEDICARE RISK PROGRAM CONTRACT REQUIREMENTS

Provider agrees:

11.1.        That all contracts must be signed and dated.

11.2.        To serve Members during the term of this Addendum.

11.3.        To comply with the regulatory requirements and Health Net’s guidelines promulgated by HCFA, which are more fully documented in Health Net’s policies, procedures, and manuals.

Except as provided in this Addendum, all other provisions of the Agreement between Health Net and Provider not inconsistent herewith shall remain in full force and effect.  This Addendum shall remain in force as a separate but internal addition to such Agreement to ensure compliance with required HCFA provisions, and shall terminate upon the termination of such Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers duly authorized to be effective on the date and year first written above.

Prospect Medical Company	Foundation Health Systems Affiliates

/s/ Peter G. Goll	/s/ Christopher Ciano
Signature	Christopher Ciano
Senior Vice President & General Manager -South

Peter G. Goll
Print Name

Senior Vice President
Title

8-23-00	09/26/00
Date	Date

330219957
Federal Tax Identification Number